AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
In the section titled “Investment Practices,” the definition of “Lending Portfolio Securities” is deleted in its entirety and replaced with the following:
Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.
Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received consists of cash, U.S. government securities, or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There is a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day is determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This reduces the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.
Rights with respect to Loaned Securities. While the securities are on loan, the Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.
Any loan of portfolio securities by any Fund is callable at any time by the lending Fund and returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, it may not always be possible for securities on loan to be recalled in time to be voted. Generally, a Fund will not call a security on loan to be voted if it is determined that the aggregate holdings of such security by the Funds are not material based on a standard approved by the Board.
Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.
On termination of the loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the market price during the loan inures to the lending Fund. The lending Fund may pay reasonable fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.
Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.
Date: April 23, 2009